UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 22, 2005

Donegal Group Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-15341	23-2424711

(State or other jurisdiction of incorporation)	(Commission file number )	(IRS employer identification no.)

1195 River Road, Marietta, Pennsylvania	17547

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (717)426-1931

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

On July 22, 2005, the Registrant issued a press release regarding the Company’s financial results for its second quarter ended June 30, 2005. The press release is exhibit 99.1 to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
PRESS RELEASE DATED JULY 22, 2005 ISSUED BY THE COMPANY

Item 2.02 Results of Operations.

On July 22, 2005, the Registrant issued a press release regarding the Company’s financial results for its second quarter ended June 30, 2005. The press release is exhibit 99.1 to this Form 8-K. The information in this report shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press release issued by Donegal Group Inc. (the “Company”) dated July 22, 2005

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DONEGAL GROUP INC.
Date: July 22, 2005	By:	/s/ Jeffrey D. Miller
Jeffrey D. Miller, Senior Vice President
and Chief Financial Officer

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EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release dated July 22, 2005 issued by the Company.